UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Corporate High Yield Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Massachusetts Tax-Exempt Trust

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Quality Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Investment Quality Fund

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

BlackRock MuniHoldings New York Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniHoldings Quality Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Quality Fund, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Investment Fund

BlackRock MuniYield Investment Quality Fund

BlackRock MuniYield Michigan Quality Fund II, Inc.

BlackRock MuniYield Michigan Quality Fund, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New Jersey Quality Fund, Inc.

BlackRock MuniYield New York Quality Fund, Inc.

BlackRock MuniYield Pennsylvania Quality Fund

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniYield Quality Fund III, Inc.

BlackRock MuniYield Quality Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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June 13, 2014

Dear Shareholder:

A joint annual meeting of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Wednesday, July 30, 2014, at 10:30 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the eleven nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the eleven nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they possess the requisite experience in overseeing investment companies, are familiar with the Funds and their investment advisers and that their election is in your best interest.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the record date, June 3, 2014. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on June 3, 2014. Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and on the date stated above, but at a different time. If you were also a shareholder of record on June 3, 2014 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

Sincerely,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

(800) 882-0052

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table on page 5 of the joint proxy statement identifies the Board Nominees for each Fund.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interest and unanimously recommend that you vote “FOR” each Board Nominee.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or on the Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

If you hold your shares of a Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Will my vote make a difference?

A:	Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of their Fund(s).

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:	The costs associated with the joint proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson Inc. (“Georgeson”), 480 Washington Blvd, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $84,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, at 1-866-328-5445.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the proxy card(s), and if voting by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 13, 2014

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2014

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Wednesday, July 30, 2014, at 10:30 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.

To elect to the Board (defined below) of your Fund(s) the eleven nominees named in the accompanying joint proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the eleven nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the eleven nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interest.

Your Board unanimously recommends that you vote “FOR” the Board Nominees with respect to which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on June 3, 2014 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund as of June 3, 2014, you may receive more than one proxy card. Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on June 3, 2014 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

(800) 882-0052

BlackRock Closed-End Funds Holding Annual Meetings of Shareholders on July 30, 2014

Name of Fund	Ticker
BlackRock Corporate High Yield Fund, Inc.	HYT
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Enhanced Government Fund, Inc.	EGF
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Massachusetts Tax-Exempt Trust	MHE
BlackRock Muni Intermediate Duration Fund, Inc.	MUI
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE
BlackRock MuniEnhanced Fund, Inc.	MEN
BlackRock MuniHoldings California Quality Fund, Inc.	MUC
BlackRock MuniHoldings Fund II, Inc.	MUH
BlackRock MuniHoldings Fund, Inc.	MHD
BlackRock MuniHoldings Investment Quality Fund	MFL
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN
BlackRock MuniHoldings Quality Fund II, Inc.	MUE
BlackRock MuniHoldings Quality Fund, Inc.	MUS
BlackRock MuniVest Fund II, Inc.	MVT
BlackRock MuniVest Fund, Inc.	MVF
BlackRock MuniYield Arizona Fund, Inc.	MZA
BlackRock MuniYield California Fund, Inc.	MYC
BlackRock MuniYield California Quality Fund, Inc.	MCA
BlackRock MuniYield Fund, Inc.	MYD
BlackRock MuniYield Investment Fund	MYF
BlackRock MuniYield Investment Quality Fund	MFT
BlackRock MuniYield Michigan Quality Fund II, Inc.	MYM
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY
BlackRock MuniYield New Jersey Fund, Inc.	MYJ
BlackRock MuniYield New Jersey Quality Fund, Inc.	MJI
BlackRock MuniYield New York Quality Fund, Inc.	MYN
BlackRock MuniYield Pennsylvania Quality Fund	MPA
BlackRock MuniYield Quality Fund II, Inc.	MQT
BlackRock MuniYield Quality Fund III, Inc.	MYI
BlackRock MuniYield Quality Fund, Inc.	MQY

ANNUAL MEETING OF SHAREHOLDERS

July 30, 2014

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Wednesday, July 30, 2014, at 10:30 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders to be held on July 30, 2014.

The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about June 13, 2014.

Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a “Massachusetts Trust”) or a Maryland corporation (each, a “Maryland Corporation”). The Massachusetts Trusts and Maryland Corporations are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Fund as a Massachusetts Trust or a Maryland Corporation is set forth in Appendix A.

Shareholders of record of a Fund as of the close of business on June 3, 2014 (the “Record Date”) are entitled to notice of and to vote at that Fund’s joint meeting of shareholders. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of variable rate muni term preferred shares (collectively, the “VMTP Shares”) of each of the Funds identified in Appendix A as having VMTP Shares outstanding (collectively, the “VMTP Funds”), and holders of variable rate demand preferred shares (collectively, “VRDP Shares” and collectively with the VMTP Shares, the “Preferred Shares”) of each of the Funds identified in Appendix A as having VRDP Shares outstanding (collectively, the “VRDP Funds” and collectively with the VMTP Funds, the “Preferred Funds”) will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the Preferred Funds and will vote together with the holders of Common Shares as a single class on each nominee to the Board of the Preferred Fund in which they own Preferred Shares, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members for each Preferred Fund in which they own Preferred Shares. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of shares outstanding of each Fund as of the close of business on the Record Date and the managed assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix H, to the knowledge of each Fund, as of April 30, 2014, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares.

1

The Fund(s) in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

2

BlackRock, Inc. (“BlackRock”) updates performance data for the Funds, as well as certain other data for Funds that are municipal funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the BlackRock Closed-End Funds.

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address and phone number set forth above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

3

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON JULY 30, 2014

The Proxy Statement is available at www.proxy-direct.com/blk-25670

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 882-0052

4

SUMMARY OF PROPOSAL AND FUNDS VOTING

The following table shows the Funds for which the Board Nominees are standing for election.

Fund Name	Ticker	Nominees Standing for Election(1)	Preferred Shares Nominees Standing for Election(2)
BlackRock Corporate High Yield Fund, Inc.	HYT	X
BlackRock Debt Strategies Fund, Inc.	DSU	X
BlackRock Enhanced Capital and Income Fund, Inc.	CII	X
BlackRock Enhanced Government Fund, Inc.	EGF	X
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	X
BlackRock Massachusetts Tax-Exempt Trust	MHE	X	X
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	X	X
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	X	X
BlackRock MuniEnhanced Fund, Inc.	MEN	X	X
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	X	X
BlackRock MuniHoldings Fund II, Inc.	MUH	X	X
BlackRock MuniHoldings Fund, Inc.	MHD	X	X
BlackRock MuniHoldings Investment Quality Fund	MFL	X	X
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	X	X
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	X	X
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	X	X
BlackRock MuniHoldings Quality Fund, Inc.	MUS	X	X
BlackRock MuniVest Fund II, Inc.	MVT	X	X
BlackRock MuniVest Fund, Inc.	MVF	X	X
BlackRock MuniYield Arizona Fund, Inc.	MZA	X	X
BlackRock MuniYield California Fund, Inc.	MYC	X	X
BlackRock MuniYield California Quality Fund, Inc.	MCA	X	X
BlackRock MuniYield Fund, Inc.	MYD	X	X
BlackRock MuniYield Investment Fund	MYF	X	X
BlackRock MuniYield Investment Quality Fund	MFT	X	X
BlackRock MuniYield Michigan Quality Fund II, Inc.	MYM	X	X
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	X	X
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	X	X
BlackRock MuniYield New Jersey Quality Fund, Inc.	MJI	X	X
BlackRock MuniYield New York Quality Fund, Inc.	MYN	X	X
BlackRock MuniYield Pennsylvania Quality Fund	MPA	X	X
BlackRock MuniYield Quality Fund II, Inc.	MQT	X	X
BlackRock MuniYield Quality Fund III, Inc.	MYI	X	X
BlackRock MuniYield Quality Fund, Inc.	MQY	X	X

(1)

The eleven Board Nominees are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards. Except as noted herein, these nominees are voted upon by the common and preferred shareholders of each respective Fund voting together as a single class, except for those Funds for which Messrs. Fabozzi and Kester are Preferred Shares Nominees, in which case Messrs. Fabozzi and Kester are voted upon by owners of Preferred Shares voting as a separate class. Please see the description herein under “PROPOSAL 1—ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominees.

(2)

The Preferred Shares Nominees are Frank J. Fabozzi and W. Carl Kester. These nominees are voted upon by the preferred shareholders voting as a separate class. Please see the description herein under “PROPOSAL 1—ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominees.

5

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect Board Members for each Fund.

Nominees for each Fund. The Board of each Fund consists of eleven Board Members, nine of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). Shareholders of each Fund will consider electing all eleven Board Nominees at the meeting. Each Board Member elected at the meeting will serve until the later of the date of the 2015 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

With respect to the Preferred Funds, the owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Preferred Fund in which they own Preferred Shares. This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Frank J. Fabozzi and W. Carl Kester are standing for election this year as the Preferred Shares Nominees.

The Board recommends a vote “FOR” the election of Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected. Henry Gabbay, a Board Nominee, has informed the Board that, if elected, he intends to retire from the Board of each Fund on or about December 31, 2014.

Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Nominees, including any Preferred Shares Nominees, for election to the Board of each Fund and sets forth certain biographical information about the Board Members and/or Board Nominees, for all of the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board. All of the closed-end investment companies registered under the 1940 Act advised by the Advisor, including the Funds, are referred to collectively as the “Closed-End Complex.”

6

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Boards	2014; 2007 to present	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Boards and Chairperson of the Audit Committee	2014; 2007 to present	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Member of the Audit Committee	2014; 2011 to present	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None

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Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Frank J. Fabozzi (1) 55 East 52nd Street New York, NY 10055 1948	Director/ Trustee and Member of the Audit Committee	2014; 2007 to present	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director/ Trustee	2014; 2007 to present	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing) since 2006

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director/ Trustee and Member of the Audit Committee	2014; 2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director/ Trustee	2014; 2007 to present	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director of Delta Waterfowl Foundation from 2010 to 2012.; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company) since 2004

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Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director/ Trustee	2014; 2007 to present	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) from 2004 to 2014; Metropolitan Life Insurance Company (insurance) since 2007

W. Carl Kester (1) 55 East 52nd Street New York, NY 10055 1951	Director/ Trustee and Member of the Audit Committee	2014; 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005. Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None

Interested Board Members †

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director/ Trustee	2014; 2011 to present	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None

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Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Henry Gabbay (2) 55 East 52nd Street New York, NY 10055 1947	Director/ Trustee	2014; 2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Funds’ Boards in 2007, each Board Member first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998. Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 74. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor. In 2013, the Boards of the Funds unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Boards believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 82 RICs. Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.” Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
†	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	Preferred Shares Nominees.
(2)	Mr. Gabbay has informed the Board that, if elected, he intends to retire from the Board of each Fund on or about December 31, 2014.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each

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Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The following table discusses some of the experiences, qualifications and skills of each of our Board Members and/or Board Nominees that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

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Board Members/Nominees	Experience, Qualifications and Skills
Karen P. Robards	The Boards benefit from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’ long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’ independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Audit Committee, Governance and Nominating Committee and Performance Oversight Committee.

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Board Members/Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi	Frank J. Fabozzi recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Kathleen F. Feldstein	Dr. Feldstein, who serves as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn	Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

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Board Members/Nominees	Experience, Qualifications and Skills
Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee, Performance Oversight Committee and the Leverage Committee.

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Board Members/Nominees	Experience, Qualifications and Skills
Paul L. Audet	Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions Unit. Mr. Audet serves as a member of the Executive Committee.

Henry Gabbay	The Boards benefit from Mr. Gabbay’s many years of experience in administration, finance and financial services operations. Mr. Gabbay’s experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisor. Mr. Gabbay’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Gabbay serves as a member of the Leverage Committee. Mr. Gabbay has informed the Board that, if elected, he intends to retire from the Board of each Fund on or about December 31, 2014.

Board Leadership Structure and Oversight

The Boards consist of eleven Board Members, nine of whom are Independent Board Members. The investment companies registered under the 1940 Act that are advised by the Advisor are composed of the BlackRock Closed-End Complex, two complexes of open-end funds and one complex of exchange-traded funds. The Funds are included in the BlackRock Closed-End Complex. The Board Members also oversee the operations of other closed-end investment companies registered under the 1940 Act that are included in the BlackRock Closed-End Complex as directors or trustees.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but the Chair of each Board committee (each, a “Committee”) is also an Independent Board Member. The Boards have six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, a Leverage Committee and an Executive Committee. The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to

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time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements, and if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides an independent spokesman for the Funds.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix B.

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Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they are nominated to oversee, as well as certain other funds in the Closed-End Complex, as of April 30, 2014 is set forth in Appendix C.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of each Fund, except for Mr. James T. Flynn, attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2013, the Board of each Fund met 9 times. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth in Appendix E.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former board members for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix F.

Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each meeting. For MFL, MFT, MPA and MYF, the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. For MHE, the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter except when the owners of Preferred Shares voting as a separate class are entitled to elect any Board Member, in which case the holders of one-third of the Preferred Shares entitled to vote at a meeting shall constitute a quorum for purposes of such an election. For the remainder of the Funds, the holders of one-third of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter.

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Except for the Funds listed in the next sentence, the affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. For MFL, MFT, MHE, MPA and MYF, the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. For the Funds that require the affirmative vote of a plurality of votes to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1. For the Funds that require a majority of votes present to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will be counted as represented at the meeting and will have the same effect as a vote against Proposal 1.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. Preferred Shares of any Fund held in “street name” may be counted for purposes of establishing a quorum of shareholder of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the New York Stock Exchange and NYSE MKT, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the Proposal 1.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the shareholder meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

18

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he desires to do so and is expected to be available to respond to appropriate questions.

Each Fund’s Audit Committee has discussed the matters required by the Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

Each Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

Each Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Fund’s Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Fund’s Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix G) for inclusion in the Fund’s Annual Report to Shareholders.

Appendix G sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix G is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

19

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix G to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund consists of the following Board Members:

Karen P. Robards (Chair);

Michael J. Castellano;

Frank J. Fabozzi;

James T. Flynn; and

W. Carl Kester.

20

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of April 30, 2014, to the best of the Funds’ knowledge, the persons listed in Appendix H beneficially owned more than 5% of the outstanding shares of the class of the Fund(s) indicated.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2015 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by Friday, February 13, 2015. In the event a Fund moves the date of its 2015 annual shareholder meeting by more than 30 days from the anniversary of its 2014 annual shareholder meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2015 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2015 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2015 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2015 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and be received by the Fund between Monday, March 2, 2015 and Wednesday, April 1, 2015.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Wednesday, April 1, 2015. In the event a Fund moves the date of its 2015 annual shareholder meeting by more than 25 days from the anniversary of its 2014 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2015 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for 2015’s annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. For further information, please see Appendix E—Standing Committees of the Boards—Governance and Nominating Committee.

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For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 100 Bellevue Parkway, Wilmington, DE 19809. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Georgeson Inc. (“Georgeson”), 480 Washington Blvd, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $84,000 for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to each Funds’ shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank,

22

broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2014 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting.

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Failure of a quorum to be present at any meeting may necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation is reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, withheld votes and broker non-votes, if any, will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

June 13, 2014

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Appendix A – Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the managed assets of the Fund on June 3, 2014, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Managed Assets ($) (‘000s)*
HYT	BlackRock Corporate High Yield Fund, Inc.	Maryland Corporation	126,599,668	N/A	N/A	2,366,596,267

DSU	BlackRock Debt Strategies Fund, Inc.	Maryland Corporation	186,913,216	N/A	N/A	1,107,747,469

CII	BlackRock Enhanced Capital and Income Fund, Inc.	Maryland Corporation	44,121,400	N/A	N/A	699,289,359

EGF	BlackRock Enhanced Government Fund, Inc.	Maryland Corporation	8,909,710	N/A	N/A	193,932,478

FRA	BlackRock Floating Rate Income Strategies Fund, Inc.	Maryland Corporation	37,232,488	N/A	N/A	751,042,571

MHE	BlackRock Massachusetts Tax-Exempt Trust †	Massachusetts Business Trust	2,362,641	185	N/A	51,056,175

MUI	BlackRock Muni Intermediate Duration Fund, Inc. †	Maryland Corporation	38,296,266	N/A	2,871	961,349,420

MNE	BlackRock Muni New York Intermediate Duration Fund, Inc. †	Maryland Corporation	4,209,844	296	N/A	99,874,232

MEN	BlackRock MuniEnhanced Fund, Inc. †	Maryland Corporation	29,565,404	1,425	N/A	574,514,270

MUC	BlackRock MuniHoldings California Quality Fund, Inc. †	Maryland Corporation	41,002,483	N/A	2,540	1,000,517,119

MUH	BlackRock MuniHoldings Fund II, Inc. †	Maryland Corporation	11,300,218	N/A	550	282,807,585

MHD	BlackRock MuniHoldings Fund, Inc. †	Maryland Corporation	14,133,224	N/A	837	386,422,293

MFL	BlackRock MuniHoldings Investment Quality Fund †	Massachusetts Business Trust	37,807,776	2,746	N/A	935,911,006

MUJ	BlackRock MuniHoldings New Jersey Quality Fund, Inc. †	Maryland Corporation	21,305,921	1,727	N/A	543,459,832

MHN	BlackRock MuniHoldings New York Quality Fund, Inc. †	Maryland Corporation	31,129,432	2,436	N/A	753,077,371

MUE	BlackRock MuniHoldings Quality Fund II, Inc. †	Maryland Corporation	22,515,224	N/A	1,310	511,778,252

MUS	BlackRock MuniHoldings Quality Fund, Inc. †	Maryland Corporation	13,009,717	N/A	870	299,235,005

MVT	BlackRock MuniVest Fund II, Inc. †	Maryland Corporation	20,995,624	N/A	1,400	536,167,948

MVF	BlackRock MuniVest Fund, Inc. †	Maryland Corporation	63,982,238	N/A	2,438	1,036,042,693

A-1

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Managed Assets ($) (‘000s)*
MZA	BlackRock MuniYield Arizona Fund, Inc. †	Maryland Corporation	4,586,086	373	N/A	107,376,650

MYC	BlackRock MuniYield California Fund, Inc. †	Maryland Corporation	21,333,129	1,059	N/A	546,093,415

MCA	BlackRock MuniYield California Quality Fund, Inc. †	Maryland Corporation	34,396,651	1,665	N/A	855,704,881

MYD	BlackRock MuniYield Fund, Inc. †	Maryland Corporation	46,636,954	2,514	N/A	1,119,299,331

MYF	BlackRock MuniYield Investment Fund †	Massachusetts Business Trust	13,624,137	594	N/A	347,389,254

MFT	BlackRock MuniYield Investment Quality Fund †	Massachusetts Business Trust	8,473,184	N/A	565	202,623,908

MYM	BlackRock MuniYield Michigan Quality Fund II, Inc. †	Maryland Corporation	12,098,420	873	N/A	273,347,485

MIY	BlackRock MuniYield Michigan Quality Fund, Inc. †	Maryland Corporation	18,248,909	1,446	N/A	446,177,036

MYJ	BlackRock MuniYield New Jersey Fund, Inc. †	Maryland Corporation	14,284,482	1,022	N/A	372,076,572

MJI	BlackRock MuniYield New Jersey Quality Fund, Inc. †	Maryland Corporation	8,895,127	644	N/A	221,419,115

MYN	BlackRock MuniYield New York Quality Fund, Inc. †	Maryland Corporation	39,586,584	2,477	N/A	895,586,629

MPA	BlackRock MuniYield Pennsylvania Quality Fund †	Massachusetts Business Trust	11,504,433	663	N/A	287,054,798

MQT	BlackRock MuniYield Quality Fund II, Inc. †	Maryland Corporation	22,558,009	N/A	1,165	507,335,738

MYI	BlackRock MuniYield Quality Fund III, Inc. †	Maryland Corporation	67,862,354	3,564	N/A	1,635,072,325

MQY	BlackRock MuniYield Quality Fund, Inc. †	Maryland Corporation	30,676,888	1,766	N/A	787,876,639

†	Denotes a Preferred Fund.
*	“Managed Assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage).

A-2

Appendix B – Compensation of the Board Members

Each Board Member who is an Independent Board Member is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all funds in the BlackRock Closed-End Complex that are overseen by the respective director/trustee, and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000 and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. For the year ended December 31, 2013, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $57,957. Each Fund shall pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Mr. Gabbay is an “interested person” of the Funds (as defined in the 1940 Act) and serves as an interested Board Member of three groups of BlackRock-advised funds—the Closed-End Complex, the Equity-Liquidity Complex and the Equity-Bond Complex. Mr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $550,000, paid quarterly in arrears, allocated to the BlackRock-advised funds in these three BlackRock Fund Complexes, including the Funds, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of the funds in these three BlackRock Fund Complexes (including the Funds) is equal to 75% of each Board Member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards, as well as the full Leverage Committee member retainer. The Boards of the Funds or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and accordingly Mr. Gabbay’s compensation would be impacted by those modifications.

Dr. Fabozzi was appointed to serve as a member of the boards of the Equity-Liquidity Complex effective April 1, 2014. Dr. Fabozzi is paid a retainer of $206,250 for his services as a board member of all funds in the BlackRock Equity-Liquidity Complex for the remainder of 2014 (and an annual retainer of $275,000 per year thereafter). Dr. Fabozzi may also receive a $5,000 board meeting fee to be paid for each in-person board meeting attended (a $2,500 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Dr. Fabozzi is currently a member of the audit committee and performance oversight committee of the BlackRock-advised funds in the Equity-Liquidity Complex. Dr. Fabozzi receives $7,500 for each standing committee on which he serves for the remainder of 2014 (and $10,000 per year thereafter) for up to two standing Committee assignments but is not paid this amount for serving on a committee which he chairs.

Dr. Fabozzi was paid a consulting fee of $50,000 for attending a board meeting of the Equity-Liquidity Complex in February 2014. The boards of the Funds or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the board members’ compensation from time to time depending on market conditions and accordingly Dr. Fabozzi’s compensation would be impacted by those modifications.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Mr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Mr. Audet serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and the Advisor.

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Frank J. Fabozzi(2)	Kathleen F. Feldstein(2)	James T. Flynn(2)	Jerold B. Harris(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Karen P. Robards(2)	Henry Gabbay(3)	Fund Total
CII	31-Oct	$5,178	$7,441	$6,025	$4,707	$5,178	$5,084	$4,895	$5,648	$7,061	$4,111	$55,328

DSU (4)	28-Feb	$6,879	$9,880	$8,004	$6,253	$6,879	$6,754	$6,504	$7,504	$9,380	$5,363	$73,400

EGF	31-Dec	$1,301	$1,873	$1,514	$1,183	$1,301	$1,278	$1,230	$1,420	$1,775	$977	$13,852

FRA	31-Aug	$4,094	$5,827	$4,763	$3,721	$4,094	$4,019	$3,870	$4,466	$5,582	$3,502	$43,938

HYT (5)	31-Aug	$13,259	$19,043	$15,428	$12,053	$13,259	$12,959	$12,536	$14,464	$18,080	$10,370	$141,451

MCA	31-Jul	$4,699	$6,751	$5,468	$4,272	$4,699	$4,614	$4,443	$5,126	$6,408	$3,556	$50,036

MEN	30-Apr	$2,871	$4,124	$3,341	$2,610	$2,871	$2,819	$2,715	$3,132	$3,915	$2,023	$30,424

MFL	31-Aug	$4,906	$7,048	$5,708	$4,460	$4,906	$4,817	$4,638	$5,352	$6,690	$3,686	$52,209

MFT	31-Jul	$1,096	$1,574	$1,275	$996	$1,096	$1,076	$1,036	$1,195	$1,494	$824	$11,663

MHD	30-Apr	$1,932	$2,775	$2,248	$1,757	$1,932	$1,897	$1,827	$2,108	$2,635	$1,357	$20,468

MHE	31-Aug	$276	$397	$321	$251	$276	$271	$261	$301	$377	$209	$2,941

MHN	31-Aug	$3,937	$5,656	$4,581	$3,579	$3,937	$3,865	$3,722	$4,295	$5,368	$2,963	$41,904

MIY	31-Jul	$2,423	$3,480	$2,819	$2,202	$2,423	$2,379	$2,291	$2,643	$3,304	$1,822	$25,785

MJI	31-Jul	$1,188	$1,707	$1,383	$1,080	$1,188	$1,167	$1,123	$1,296	$1,620	$893	$12,646

MNE	31-Jul	$552	$793	$642	$502	$552	$542	$522	$602	$753	$418	$5,879

MPA	31-Jul	$1,568	$2,252	$1,824	$1,425	$1,568	$1,539	$1,482	$1,710	$2,138	$1,180	$16,684

MQT	30-Apr	$2,535	$3,641	$2,950	$2,305	$2,535	$2,489	$2,397	$2,766	$3,457	$1,784	$26,858

MQY	30-Apr	$3,931	$5,646	$4,574	$3,573	$3,931	$3,859	$3,716	$4,288	$5,360	$2,763	$41,640

MUC	31-Jul	$5,522	$7,934	$6,426	$5,020	$5,522	$5,422	$5,221	$6,024	$7,530	$4,171	$58,793

MUE	31-Jul	$2,808	$4,034	$3,267	$2,552	$2,808	$2,757	$2,655	$3,063	$3,829	$2,114	$29,886

MUH	30-Apr	$1,444	$2,074	$1,680	$1,313	$1,444	$1,418	$1,365	$1,575	$1,969	$1,012	$15,295

MUI	30-Apr	$4,940	$7,095	$5,748	$4,491	$4,940	$4,850	$4,670	$5,389	$6,736	$3,483	$52,343

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Frank J. Fabozzi(2)	Kathleen F. Feldstein(2)	James T. Flynn(2)	Jerold B. Harris(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Karen P. Robards(2)	Henry Gabbay(3)	Fund Total
MUJ	31-Jul	$2,880	$4,137	$3,351	$2,618	$2,880	$2,827	$2,722	$3,141	$3,927	$2,167	$30,649

MUS	30-Apr	$1,509	$2,167	$1,755	$1,371	$1,509	$1,481	$1,426	$1,646	$2,057	$1,059	$15,980

MVF	31-Aug	$5,551	$7,974	$6,459	$5,046	$5,551	$5,450	$5,248	$6,055	$7,569	$4,193	$59,096

MVT	30-Apr	$2,641	$3,793	$3,073	$2,401	$2,641	$2,593	$2,497	$2,881	$3,601	$1,854	$27,976

MYC	31-Jul	$2,977	$4,277	$3,464	$2,707	$2,977	$2,923	$2,815	$3,248	$4,060	$2,247	$31,695

MYD	30-Apr	$5,589	$8,027	$6,503	$5,081	$5,589	$5,487	$5,284	$6,097	$7,621	$3,916	$59,192

MYF	31-Jul	$1,826	$2,624	$2,125	$1,660	$1,826	$1,793	$1,727	$1,992	$2,490	$1,376	$19,440

MYI	31-Jul	$8,554	$12,289	$9,954	$7,777	$8,554	$8,399	$8,088	$9,332	$11,665	$6,463	$91,075

MYJ	31-Jul	$1,975	$2,837	$2,298	$1,795	$1,975	$1,939	$1,867	$2,154	$2,693	$1,488	$21,020

MYM	31-Jul	$1,503	$2,159	$1,749	$1,366	$1,503	$1,476	$1,421	$1,640	$2,050	$1,131	$15,998

MYN	31-Jul	$4,860	$6,983	$5,656	$4,419	$4,860	$4,772	$4,595	$5,302	$6,628	$3,655	$51,731

MZA	31-Jul	$569	$818	$662	$518	$569	$559	$538	$621	$776	$430	$6,062
Total Compensation from Closed-End Complex (6)		$275,000	$395,000	$320,000	$250,000	$275,000	$270,000	$260,000	$300,000	$375,000	$212,500
Number of Registered Investment Companies (“RICs”) in Closed-End Complex Overseen by Board Member		82	82	82	82	82	82	82	82	82	82

(1)	Information is for the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards is $235,579, $688,375, $606,433, $767,918, $1,157,009, $1,086,495, $1,146,290, $631,096, $560,854, respectively, as of December 31, 2013.

(3)

As of December 31, 2013 Mr. Gabbay did not participate in the deferred compensation plan. Mr. Gabbay’s total compensation from the Closed-End Complex and the other BlackRock Fund Complexes for the calendar year ended December 31, 2013 was $661,563.

(4)	Includes fees paid by BlackRock Senior High Income Fund, Inc. (ARK) and BlackRock Strategic Bond Trust (BHD), which merged into BlackRock Debt Strategies Fund, Inc. (DSU) effective December 9, 2013.
(5)

Includes fees paid by BlackRock High Yield Trust (BHY), BlackRock Corporate High Yield Fund, Inc. (COY), BlackRock Corporate High Yield Fund III, Inc. (CYE), BlackRock High Income Shares (HIS) and BlackRock Corporate High Yield Fund V, Inc. (HYV), which merged into BlackRock Corporate High Yield Fund, Inc. (HYT) effective November 18, 2013.

(6)

Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2013. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards deferred $82,500, $37,000, $14,750, $75,000, $137,500, $135,000, $130,000, $75,000 and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

Appendix C – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of April 30, 2014, except as otherwise indicated. No Board Member or Board Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Interested Board Members and/or Nominees:

Paul L. Audet	BlackRock Enhanced Capital and Income Fund, Inc.	16,000	Over $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Quality Fund, Inc.	7,000	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

Henry Gabbay	BlackRock Corporate High Yield Fund, Inc.	397	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	523	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Capital and Income Fund, Inc.	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Government Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Floating Rate Income Strategies Fund, Inc.	263	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Muni Intermediate Duration Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Muni New York Intermediate Duration Fund, Inc.	1,400	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Fund II, Inc.	840	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Fund, Inc.	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock MuniHoldings Investment Quality Fund	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings New York Quality Fund, Inc.	1,400	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Quality Fund II, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniVest Fund II, Inc.	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniVest Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Investment Fund	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Investment Quality Fund	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield New York Quality Fund, Inc.	1,500	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund II, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund III, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Independent Board Members and/or Nominees:

Richard E. Cavanagh	BlackRock Corporate High Yield Fund, Inc.	456	$1 - $10,000	Over $100,000	10,720	Over $100,000	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	1,176	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Capital and Income Fund, Inc.	261	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Enhanced Government Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Floating Rate Income Strategies Fund, Inc.	263	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Massachusetts Tax-Exempt Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Muni Intermediate Duration Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Muni New York Intermediate Duration Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings California Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Fund II, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Investment Quality Fund	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings New York Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Quality Fund II, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock MuniVest Fund II, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniVest Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Arizona Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield California Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield California Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Investment Fund	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Investment Quality Fund	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Michigan Quality Fund II, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Michigan Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield New Jersey Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield New Jersey Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield New York Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Pennsylvania Quality Fund	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund II, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund III, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Michael J. Castellano	BlackRock Corporate High Yield Fund, Inc.	1,634	$10,001 - $50,000	Over $100,000	3,278	$10,001 - $50,000	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	7,546	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Capital and Income Fund, Inc.	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Muni Intermediate Duration Fund, Inc.	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Fund, Inc.	700	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Investment Quality Fund	700	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	700	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings New York Quality Fund, Inc.	600	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Arizona Fund, Inc.	600	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Fund, Inc.	700	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield New Jersey Fund, Inc.	1,500	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock MuniYield New Jersey Quality Fund, Inc.	1,500	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield New York Quality Fund, Inc.	700	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund III, Inc.	700	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund, Inc.	700	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Frank J. Fabozzi	BlackRock Corporate High Yield Fund, Inc.	43	$1 - $10,000	$50,001 - $100,000	9,366	Over $100,000	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	345	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Government Fund, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Floating Rate Income Strategies Fund, Inc.	26	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Muni Intermediate Duration Fund, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Fund II, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Fund, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock MuniHoldings Quality Fund II, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Quality Fund, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniVest Fund II, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniVest Fund, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Fund, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Pennsylvania Quality Fund	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund II, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund III, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

Kathleen F. Feldstein	BlackRock Corporate High Yield Fund, Inc.	106	$1 - $10,000	$50,001 - $100,000	11,296	Over $100,000	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	342	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

James T. Flynn	BlackRock Corporate High Yield Fund, Inc.	N/A	N/A	Over $100,000	16,649	Over $100,000	Over $100,000

Jerrold B. Harris	BlackRock Corporate High Yield Fund, Inc.	704	$1 - $10,000	Over $100,000	15,613	Over $100,000	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	848	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Capital and Income Fund, Inc.	525	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Government Fund, Inc.	144	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Floating Rate Income Strategies Fund, Inc.	428	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Muni Intermediate Duration Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock MuniEnhanced Fund, Inc.	146	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Fund II, Inc.	153	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Fund, Inc.	154	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Quality Fund II, Inc.	147	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniHoldings Quality Fund, Inc.	146	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniVest Fund II, Inc.	154	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniVest Fund, Inc.	152	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Fund, Inc.	151	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund II, Inc.	146	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund III, Inc.	146	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund, Inc.	146	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

R. Glenn Hubbard	BlackRock Corporate High Yield Fund, Inc.	170	$1 - $10,000	Over $100,000	17,805	Over $100,000	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	684	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

W. Carl Kester	BlackRock Corporate High Yield Fund, Inc.	367	$1 - $10,000	Over $100,000	9,108	Over $100,000	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	1,400	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Enhanced Capital and Income Fund, Inc.	1,808	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Government Fund, Inc.	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Floating Rate Income Strategies Fund, Inc.	263	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Massachusetts Tax-Exempt Trust	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Karen P. Robards	BlackRock Corporate High Yield Fund, Inc.	N/A	N/A	Over $100,000	8,039	$50,001 - $100,000	Over $100,000

	BlackRock Enhanced Capital and Income Fund, Inc.	1,794	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Muni Intermediate Duration Fund, Inc.	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Investment Fund	400	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield Quality Fund III, Inc.	400	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

(1)

Represents, as of April 30, 2014, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock International Growth and Income Trust (BGY), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Energy and Resources Trust (BGR), BlackRock Floating Rate Income Trust (BGT), BlackRock Limited Duration Income Trust (BLW), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Corporate High Yield Fund, Inc. (HYT) and BlackRock Health Sciences Trust (BME) are eligible investments.

As of April 30, 2014, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee).

As of April 30, 2014, none of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Appendix D – Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock Enhanced Capital and Income Fund, Inc.	CII	31-Oct	8
BlackRock Debt Strategies Fund, Inc.	DSU	28-Feb	9
BlackRock Enhanced Government Fund, Inc.	EGF	31-Dec	9
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	31-Aug	8
BlackRock Corporate High Yield Fund, Inc.	HYT	31-Aug	8
BlackRock MuniYield California Quality Fund, Inc.	MCA	31-Jul	8
BlackRock MuniEnhanced Fund, Inc.	MEN	30-Apr	7
BlackRock MuniHoldings Investment Quality Fund	MFL	31-Aug	8
BlackRock MuniYield Investment Quality Fund	MFT	31-Jul	8
BlackRock MuniHoldings Fund, Inc.	MHD	30-Apr	7
BlackRock Massachusetts Tax-Exempt Trust	MHE	31-Aug	8
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	31-Aug	8
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	31-Jul	8
BlackRock MuniYield New Jersey Quality Fund, Inc.	MJI	31-Jul	8
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	31-Jul	8
BlackRock MuniYield Pennsylvania Quality Fund	MPA	31-Jul	8
BlackRock MuniYield Quality Fund II, Inc.	MQT	30-Apr	7
BlackRock MuniYield Quality Fund, Inc.	MQY	30-Apr	7
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	31-Jul	8
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	31-Jul	8
BlackRock MuniHoldings Fund II, Inc.	MUH	30-Apr	7
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	30-Apr	7
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	31-Jul	8
BlackRock MuniHoldings Quality Fund, Inc.	MUS	30-Apr	7
BlackRock MuniVest Fund, Inc.	MVF	31-Aug	8
BlackRock MuniVest Fund II, Inc.	MVT	30-Apr	7
BlackRock MuniYield California Fund, Inc.	MYC	31-Jul	8
BlackRock MuniYield Fund, Inc.	MYD	30-Apr	7
BlackRock MuniYield Investment Fund	MYF	31-Jul	8
BlackRock MuniYield Quality Fund III, Inc.	MYI	31-Jul	8
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	31-Jul	8
BlackRock MuniYield Michigan Quality Fund II, Inc.	MYM	31-Jul	8
BlackRock MuniYield New York Quality Fund, Inc.	MYN	31-Jul	8
BlackRock MuniYield Arizona Fund, Inc.	MZA	31-Jul	8

D-1

Appendix E – Standing Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Standing Committees. The Board of each Fund has established the following standing committees:

Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee (the “Governance Committee”) composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) review and make recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board

Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2015 annual shareholder meeting of a Fund is held within 25 days of July 30, 2015, the Fund must receive notice pertaining to the 2015 annual meeting of shareholders no earlier than Monday, March 2, 2015 and no later than Wednesday, April 1, 2015. However, if a Fund holds its 2015 annual shareholder meeting on a date that is not within 25 days before or after July 30, 2015, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance and Nominating Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and Paul L. Audet, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

Leverage Committee. Each Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester, all of whom are Independent Board Members, except for Henry Gabbay. The Leverage Committee was originally formed in March 2008 as an ad hoc committee for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on each fund in the Closed-End Complex using AMPS for leverage at the time, to evaluate the liquidity considerations of the AMPS holders and to oversee other financial leverage-related issues as delegated by the Board, each in a manner consistent with the Fund’s and its shareholders’ best interests and the Fund’s investment strategies. This committee was converted to a standing committee in 2011, and was renamed the “Leverage Committee” and expanded to include all funds in the Closed-End Complex in April 2012. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Directors in pursuing the best interests of each Fund and its shareholders; (ii) to oversee each Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. Each Board has adopted a written Charter for the Board’s Leverage Committee.

As of April 30, 2014, the Leverage Committee has met 7 times in the last calendar year and 74 times since its formation. As of April 30, 2014, the total amount of announced redemptions of auction market preferred shares across the Closed-End Complex equaled $9.68 billion, which represents approximately 98.5% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. Thus far, 48 BlackRock Closed-End Funds have issued VRDP Shares and/or VMTP Shares and redeemed their AMPS.

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Executive Committee and Leverage Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Leverage Committee Meetings
CII	31-Oct	14	4	4	4	2	9
DSU	28-Feb	14	4	4	4	3	5
EGF	31-Dec	14	4	4	4	3	7
FRA	31-Aug	14	4	4	4	2	10
HYT	31-Aug	14	4	4	4	2	10
MCA	31-Jul	14	4	4	4	2	10
MEN	30-Apr	14	4	4	4	3	4
MFL	31-Aug	14	4	4	4	2	10
MFT	31-Jul	14	4	4	4	2	10
MHD	30-Apr	14	4	4	4	3	4
MHE	31-Aug	14	4	4	4	2	10
MHN	31-Aug	14	4	4	4	2	10
MIY	31-Jul	14	4	4	4	2	10
MJI	31-Jul	14	4	4	4	2	10
MNE	31-Jul	14	4	4	4	2	10
MPA	31-Jul	14	4	4	4	2	10
MQT	30-Apr	14	4	4	4	3	4
MQY	30-Apr	14	4	4	4	3	4
MUC	31-Jul	14	4	4	4	2	10
MUE	31-Jul	14	4	4	4	2	10
MUH	30-Apr	14	4	4	4	3	4
MUI	30-Apr	14	4	4	4	3	4
MUJ	31-Jul	14	4	4	4	2	10
MUS	30-Apr	14	4	4	4	3	4
MVF	31-Aug	14	4	4	4	2	10
MVT	30-Apr	14	4	4	4	3	4
MYC	31-Jul	14	4	4	4	2	10
MYD	30-Apr	14	4	4	4	3	4
MYF	31-Jul	14	4	4	4	2	10
MYI	31-Jul	14	4	4	4	2	10
MYJ	31-Jul	14	4	4	4	2	10
MYM	31-Jul	14	4	4	4	2	10
MYN	31-Jul	14	4	4	4	2	10
MZA	31-Jul	14	4	4	4	2	10

Appendix F – Executive Officers of the Funds

The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer *	Annual; Since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Annual; Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

F-1

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Annual; Since 2014

CCO of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and CCO for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; CCO for the BFA-advised iShares exchange traded funds since 2006; CCO for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President of MFL, MYF, MFT and MPA *	Annual; Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

*	Paul L. Audet is the President, and John Perlowski is the Chief Executive Officer, of BlackRock MuniHoldings Investment Quality Fund (MFL), BlackRock MuniYield Investment Fund (MYF), BlackRock MuniYield Investment Quality Fund (MFT) and BlackRock MuniYield Pennsylvania Quality Fund (MPA). Mr. Audet’s information is included at pages 9 and 15 of the Proxy Statement.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

F-2

Appendix G – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
CII	31-Oct	41,213	39,200	0	2,500
DSU*	28-Feb	83,438	67,338	0	0
EGF	31-Dec	37,063	36,800	0	0
FRA	31-Aug	66,638	58,500	0	31,900
HYT	31-Aug	50,238	45,600	0	0
MCA	31-Jul	37,363	37,100	0	0
MEN	30-Apr	35,863	35,163	0	0
MFL	31-Aug	38,963	38,700	0	0
MFT	31-Jul	30,663	30,400	0	5,500
MHD	30-Apr	36,863	36,163	0	0
MHE	31-Aug	25,563	25,300	0	6,000
MHN	31-Aug	36,563	36,300	0	0
MIY	31-Jul	33,863	33,600	0	0
MJI	31-Jul	30,963	30,700	0	0
MNE	31-Jul	29,763	29,500	0	5,800
MPA	31-Jul	29,863	29,600	0	0
MQT	30-Apr	37,363	36,663	0	0
MQY	30-Apr	39,363	38,663	0	0
MUC	31-Jul	37,963	37,700	0	6,000
MUE	31-Jul	36,163	35,900	0	5,500
MUH	30-Apr	32,963	32,263	0	0
MUI	30-Apr	38,263	38,263	0	3,000
MUJ	31-Jul	32,563	32,300	0	0
MUS	30-Apr	35,863	35,163	0	0
MVF	31-Aug	36,463	36,200	0	5,500
MVT	30-Apr	35,963	35,263	0	0
MYC	31-Jul	35,263	35,000	0	0
MYD	30-Apr	39,063	38,363	0	0
MYF	31-Jul	33,363	33,100	0	0
MYI	31-Jul	37,963	37,700	0	0
MYJ	31-Jul	31,263	31,000	0	0
MYM	31-Jul	31,763	31,500	0	0
MYN	31-Jul	36,363	36,100	0	0
MZA	31-Jul	27,463	27,200	0	0

*	Most recent fiscal year fees include fees paid by BlackRock Senior High Income Fund, Inc. (ARK) and BlackRock Strategic Bond Trust (BHD) which merged into BlackRock Debt Strategies Fund, Inc. (DSU) on December 9, 2013.

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
CII	31-Oct	14,850	14,350	0	0
DSU*	28-Feb	27,100	25,100	0	0
EGF	31-Dec	10,800	10,300	0	0
FRA	31-Aug	21,800	20,550	0	0
HYT	31-Aug	92,240	24,300	0	0
MCA	31-Jul	15,100	14,600	0	0
MEN	30-Apr	15,100	15,100	0	0
MFL	31-Aug	20,100	19,600	0	0
MFT	31-Jul	10,600	10,100	0	0
MHD	30-Apr	13,100	13,100	0	0
MHE	31-Aug	7,800	7,300	0	0
MHN	31-Aug	18,100	17,600	0	0
MIY	31-Jul	13,100	12,600	0	0
MJI	31-Jul	10,800	10,300	0	0
MNE	31-Jul	8,700	8,200	0	0
MPA	31-Jul	12,100	11,600	0	0
MQT	30-Apr	13,100	13,100	0	0
MQY	30-Apr	17,100	17,100	0	0
MUC	31-Jul	21,100	20,600	0	0
MUE	31-Jul	14,100	13,600	0	0
MUH	30-Apr	11,700	11,700	0	0
MUI	30-Apr	20,100	20,100	0	0
MUJ	31-Jul	14,100	13,600	0	0
MUS	30-Apr	12,600	12,600	0	0
MVF	31-Aug	21,600	21,100	0	0
MVT	30-Apr	14,100	14,100	0	0
MYC	31-Jul	14,100	13,600	0	0
MYD	30-Apr	22,100	22,100	0	0
MYF	31-Jul	12,800	12,300	0	0
MYI	31-Jul	29,100	28,600	0	0
MYJ	31-Jul	13,100	12,600	0	0
MYM	31-Jul	11,800	11,300	0	0
MYN	31-Jul	20,100	19,600	0	0
MZA	31-Jul	8,800	8,300	0	0

*	Most recent fiscal year fees include fees paid by BlackRock Senior High Income Fund, Inc. (ARK) and BlackRock Strategic Bond Trust (BHD) which merged into BlackRock Debt Strategies Fund, Inc. (DSU) on December 9, 2013.

Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

		Audit-Related Fees		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
CII	31-Oct	0	0	0	0	0	0
DSU*	28-Feb	0	0	0	0	0	0
EGF	31-Dec	0	0	0	0	0	0
FRA	31-Aug	0	0	0	0	0	0
HYT	31-Aug	0	0	0	0	0	0
MCA	31-Jul	0	0	0	0	0	0
MEN	30-Apr	0	0	0	0	0	0
MFL	31-Aug	0	0	0	0	0	0
MFT	31-Jul	0	0	0	0	0	0
MHD	30-Apr	0	0	0	0	0	0
MHE	31-Aug	0	0	0	0	0	0
MHN	31-Aug	0	0	0	0	0	0
MIY	31-Jul	0	0	0	0	0	0
MJI	31-Jul	0	0	0	0	0	0
MNE	31-Jul	0	0	0	0	0	0
MPA	31-Jul	0	0	0	0	0	0
MQT	30-Apr	0	0	0	0	0	0
MQY	30-Apr	0	0	0	0	0	0
MUC	31-Jul	0	0	0	0	0	0
MUE	31-Jul	0	0	0	0	0	0
MUH	30-Apr	0	0	0	0	0	0
MUI	30-Apr	0	0	0	0	0	0
MUJ	31-Jul	0	0	0	0	0	0
MUS	30-Apr	0	0	0	0	0	0
MVF	31-Aug	0	0	0	0	0	0
MVT	30-Apr	0	0	0	0	0	0
MYC	31-Jul	0	0	0	0	0	0
MYD	30-Apr	0	0	0	0	0	0
MYF	31-Jul	0	0	0	0	0	0
MYI	31-Jul	0	0	0	0	0	0
MYJ	31-Jul	0	0	0	0	0	0
MYM	31-Jul	0	0	0	0	0	0
MYN	31-Jul	0	0	0	0	0	0
MZA	31-Jul	0	0	0	0	0	0

*	Most recent fiscal year fees include fees paid by BlackRock Senior High Income Fund, Inc. (ARK) and BlackRock Strategic Bond Trust (BHD) which merged into BlackRock Debt Strategies Fund, Inc. (DSU) on December 9, 2013.

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
CII	31-Oct	14,850	16,850
DSU*	28-Feb	27,100	25,100
EGF	31-Dec	10,800	10,300
FRA	31-Aug	12,800	52,450
HYT	31-Aug	92,240	24,300
MCA	31-Jul	15,100	14,600
MEN	30-Apr	15,100	15,100
MFL	31-Aug	20,100	19,600
MFT	31-Jul	10,600	15,600
MHD	30-Apr	13,100	13,100
MHE	31-Aug	7,800	13,300
MHN	31-Aug	18,100	17,600
MIY	31-Jul	13,100	12,600
MJI	31-Jul	10,800	10,300
MNE	31-Jul	8,700	14,000
MPA	31-Jul	12,100	11,600
MQT	30-Apr	13,100	13,100
MQY	30-Apr	17,100	17,100
MUC	31-Jul	21,100	26,600
MUE	31-Jul	14,100	19,100
MUH	30-Apr	11,700	11,700
MUI	30-Apr	20,100	20,100
MUJ	31-Jul	14,100	13,600
MUS	30-Apr	12,600	12,600
MVF	31-Aug	21,600	26,600
MVT	30-Apr	14,100	14,100
MYC	31-Jul	14,100	13,600
MYD	30-Apr	22,100	22,100
MYF	31-Jul	12,800	12,300
MYI	31-Jul	29,100	28,600
MYJ	31-Jul	13,100	12,600
MYM	31-Jul	11,800	11,300
MYN	31-Jul	20,100	19,600
MZA	31-Jul	8,800	8,300

*	Most recent fiscal year fees include fees paid by BlackRock Senior High Income Fund, Inc. (ARK) and BlackRock Strategic Bond Trust (BHD) which merged into BlackRock Debt Strategies Fund, Inc. (DSU) on December 9, 2013.

Appendix H – 5% Beneficial Share Ownership

As of April 30, 2014, to the best knowledge of each Fund, the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated:

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
DSU	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	20,460,977	10.95%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Morgan Stanley (2)	1585 Broadway New York, NY 10036	14,919,155	8.00%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

	Saba Capital Management, L.P. (3)	405 Lexington Avenue, 58th Floor New York, New York 10174	9,838,809	5.26%	—	—

	Saba Capital Master Fund, Ltd. (3)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	5,456,606	2.92%	—	—

	Saba Capital Master Fund II, Ltd. (3)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	2,354,099	1.26%	—	—

	Saba Capital Leveraged Master Fund, Ltd. (3)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	1,588,247	0.85%	—	—

	Saba Capital Partners (Cayman), L.P. (3)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	439,857	0.24%	—	—

	Boaz R. Weinstein (3)	405 Lexington Avenue, 58th Floor New York, New York 10174	—	—	—	—

EGF	1607 Capital Partners, LLC	4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	634,013	7.12%	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,407,558	14.22%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Sit Investment Associates, Inc.	3300 IDS Center 80 South 8th Street Minneapolis, Minnesota 55402	1,799,453	18.18%	—	—

FRA	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	7,642,365	20.57%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

HYT	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	18,346,536	14.49%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Saba Capital Management, L.P. (4)	405 Lexington Avenue, 58th Floor New York, New York 10174	6,525,732	5.16%	—	—

	Saba Capital Master Fund, Ltd. (4)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	3,785,342	2.99%	—	—

	Saba Capital Master Fund II, Ltd. (4)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	1,571,748	1.24%	—	—

	Saba Capital Leveraged Master Fund, Ltd. (4)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	761,819	0.60%	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
	Saba Capital Partners (Cayman), L.P. (4)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	406,823	0.32%	—	—

	Boaz R. Weinstein (4)	405 Lexington Avenue, 58th Floor New York, New York 10174	—	—	—	—

MCA	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,682,634	7.81%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 1,665	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MEN	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 1,425	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MFL	Banc of America Preferred Funding Corporation (6)	214 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 2,746	VRDP: 100.00%

	Bank of America Corporation (6)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	—	—

	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,081,878	5.51%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Morgan Stanley (2)	1585 Broadway New York, NY 10036	2,689,471	7.10%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

MFT	JP Morgan Chase	270 Park Avenue New York, New York 10017	—	—	VMTP: 565	VMTP: 100.00%

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
MHD	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	922,694	6.55%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	JP Morgan Chase	270 Park Avenue New York, New York 10017	—	—	VMTP: 837	VMTP: 100.00%

MHE	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 185	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MHN	Banc of America Preferred Funding Corporation (6)	214 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 2,436	VRDP: 100.00%

	Bank of America Corporation (6)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	—	—

	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,475,562	7.98%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

MIY	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,913,547	15.99%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 1,446	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MJI	Banc of America Preferred Funding Corporation (6)	214 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 644	VRDP: 100.00%

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
	Bank of America Corporation (6)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	—	—

	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	922,298	10.40%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

MNE	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	327,251	7.78%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

MPA	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 663	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MQT	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,650,863	7.33%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	JP Morgan Chase	270 Park Avenue New York, New York 10017	—	—	VMTP: 1,165	VMTP: 100.00%

MUC	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,926,274	9.60%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Wells Fargo & Company (7)	420 Montgomery Street, San Francisco, CA 94104	—	—	VMTP: 2,540	VMTP: 100.00%

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
	Wells Fargo Bank, National Association (7)	101 North Phillips Avenue Sioux Falls, SD 57104	—	—	—	—

MUE	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,301,020	5.79%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	JP Morgan Chase	270 Park Avenue New York, New York 10017	—	—	VMTP: 1,310	VMTP: 100.00%

MUH	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	881,855	7.82%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	JP Morgan Chase	270 Park Avenue New York, New York 10017	—	—	VMTP: 550	VMTP: 100.00%

MUI	JP Morgan Chase	270 Park Avenue New York, New York 10017	—	—	VMTP: 2,871	VMTP: 100.00%

MUJ	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,216,128	5.72%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Banc of America Preferred Funding Corporation (6)	214 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 1,727	VRDP: 100.00%

	Bank of America Corporation (6)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	—	—

MUS	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,205,891	9.28%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	JP Morgan Chase	270 Park Avenue New York, New York 10017	—	—	VMTP: 870	VMTP: 100.00%

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
MVF	JP Morgan Chase	270 Park Avenue New York, New York 10017	—	—	VMTP: 2,438	VMTP: 100.00%

MVT	JP Morgan Chase	270 Park Avenue New York, New York 10017	—	—	VMTP: 1,400	VMTP: 100.00%

MYC	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,881,327	8.83%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 1,059	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MYD	Banc of America Preferred Funding Corporation (6)	214 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 2,514	VRDP: 100.00%

	Bank of America Corporation (6)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	—	—

MYF	Morgan Stanley (2)	1585 Broadway New York, NY 10036	792,553	5.80%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 594	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MYI	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 3,564	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MYJ	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	762,562	5.36%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 1,022	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MYM	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,046,826	8.66%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 873	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MYN	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,341,002	5.93%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 2,477	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

MZA	Citibank, N.A. (5)	399 Park Avenue New York, New York 10022	—	—	VRDP: 373	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, New York 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, New York 10022	—	—	—	—

†	The information contained in this table is based on schedule 13D/13G filings made on or before April 30, 2014.
(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(2)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(3)

Saba Capital Management, L.P., Saba Capital Master Fund, Ltd., Saba Capital Master Fund II, Ltd., Saba Capital Leveraged Master Fund, Ltd., Saba Capital Partners (Cayman), L.P. and Boaz R. Weinstein filed their Schedule 13G jointly. The holdings reported by Saba Capital Management, L.P. consist of the holdings of Saba Capital Master Fund, Ltd., Saba Capital Master Fund II, Ltd., Saba Capital Leveraged Master Fund, Ltd. and Saba Capital Partners (Cayman), L.P. On its Schedule 13G filing Saba Capital Management, L.P. reported that its interest in the Fund is 5.26%, 2.92% held by Saba Capital Master Fund, Ltd., 1.26% held by Saba Capital Master Fund II, Ltd., 0.85% held by Saba Capital Leveraged Master Fund, Ltd., and 0.24% held by Saba Capital Partners (Cayman), L.P.

(4)

Saba Capital Management, L.P., Saba Capital Master Fund, Ltd., Saba Capital Master Fund II, Ltd., Saba Capital Leveraged Master Fund, Ltd., Saba Capital Partners (Cayman), L.P. and Boaz R. Weinstein filed their Schedule 13G jointly. The holdings reported by Saba Capital Management, L.P. consist of the holdings of Saba Capital Master Fund, Ltd., Saba Capital Master Fund II, Ltd., Saba Capital Leveraged Master Fund, Ltd. and Saba Capital Partners (Cayman), L.P. On its Schedule 13G filing Saba Capital Management, L.P. reported that its interest in the Fund is 5.16%, 2.99% held by Saba Capital Master Fund, Ltd., 1.24% held by Saba Capital Master Fund II, Ltd., 0.60% held by Saba Capital Leveraged Master Fund, Ltd., and 0.32% held by Saba Capital Partners (Cayman), L.P.

(5)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(6)	Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly. Banc of America Preferred Funding Corporation holds 100% of the VRDP shares.
(7)	Wells Fargo & Company has filed a Schedule 13G on behalf of itself and the following subsidiary: Wells Fargo Bank, National Association and did not differentiate holdings as to each entity.

CENC4-0614

[FORM OF PROXY CARD FOR COMMON SHAREHOLDERS OF PREFERRED FUNDS]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

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VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2014 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on June 3, 2014 at the Annual Meeting of Shareholders of the Fund to be held on July 30, 2014 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 30, 2014.

The Proxy Statement for this meeting is available at: www.proxy-direct.com/blk-25670

[Name(s) of Fund(s)]

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01.	Paul L. Audet	02.	Michael J. Castellano	03.	Richard E. Cavanagh	04.	Kathleen F. Feldstein	☐	☐	☐
05.	James T. Flynn	06.	Henry Gabbay	07.	Jerrold B. Harris	08.	R. Glenn Hubbard
09.	Karen P. Robards

[Name(s) of Fund(s)]

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER

MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT,

POSTPONEMENT OR DELAY THEREOF.

[FORM OF PROXY CARD FOR COMMON SHAREHOLDERS OF OTHER FUNDS]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	[Name(s) of Fund(s)] ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2014 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on June 3, 2014 at the Annual Meeting of Shareholders of the Fund to be held on July 30, 2014 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for [Name of Fund(s)]

Annual Meeting of Shareholders to Be Held on July 30, 2014.

The Proxy Statement for this meeting is available at: www.proxy-direct.com/blk-25670

[Name(s) of Fund(s)]

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To Elect Board Member Nominees:

						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01.	Paul L. Audet	02.	Michael J. Castellano	03.	Richard E. Cavanagh	☐	☐	☐
04.	Frank J. Fabozzi	05.	Kathleen F. Feldstein	06.	James T. Flynn
07.	Henry Gabbay	08.	Jerrold B. Harris	09.	R. Glenn Hubbard
10.	W. Carl Kester	11.	Karen P. Robards

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER

MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT,

POSTPONEMENT OR DELAY THEREOF.

[FORM OF PROXY CARD FOR PREFERRED SHAREHOLDERS OF PREFERRED FUNDS]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	[Name(s) of Fund(s)] ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2014 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on June 3, 2014 at the Annual Meeting of Shareholders of the Fund to be held on July 30, 2014 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for [Name of Fund(s)]

Annual Meeting of Shareholders to Be Held on July 30, 2014.

The Proxy Statement for this meeting is available at: www.proxy-direct.com/blk-25670

[Name(s) of Fund(s)]

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To Elect Board Member Nominees:

						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01.	Paul L. Audet	02.	Michael J. Castellano	03.	Richard E. Cavanagh	☐	☐	☐
04.	Frank J. Fabozzi	05.	Kathleen F. Feldstein	06.	James T. Flynn
07.	Henry Gabbay	08.	Jerrold B. Harris	09.	R. Glenn Hubbard
10.	W. Carl Kester	11.	Karen P. Robards

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER

MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT,

POSTPONEMENT OR DELAY THEREOF.